EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Critical Care Inc. (the "Company") on Form 10-QSB for the three month period ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ernest
B. Remo., Chairman and Chief Executive Officer (Principal Executive Officer and Principal Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Ernest B. Remo
-----------------------------
     Ernest B. Remo
     Chief Executive Officer

April 6, 2006